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                               MOVADO GROUP, INC.
                            1996 STOCK INCENTIVE PLAN



1.       Purpose.

                  (a) The purpose of this Stock Incentive Plan (the "Plan") is to provide for certain officers, directors and key employees of the Movado Group, Inc. (the "Company") and certain of its affiliates an incentive to maintain and enhance the performance and profitability of the Company.

                  (b) The Plan is an amendment and restatement of the North American Watch Corporation's 1993 Employee Stock Option Plan (the "1993 Plan"); however all options granted under the 1993 Plan will continue to be governed by the terms of the 1993
Plan and the Award Agreements thereunder.

2.       Administration.

                  (a) The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"), which Committee shall consist of two or more directors, at least two of whom shall be "outside directors" as defined in Section 162(m) of the Code and the regulations promulgated thereunder, and, to the extent necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934 (the "Act") or any successor rule thereto, each of whom shall be a "disinterested person" within the meaning of the Act. The members of the Committee may be changed at any time and from time to time in the discretion of, the Board.

                  (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Award Agreements executed pursuant to the Plan, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make any determination necessary or advisable in administering the Plan and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

                  (c) The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive.

                  (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder.
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                  (e) Notwithstanding anything to the contrary contained herein:
(i) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board and (ii) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term Committee as used herein shall mean the Board.

3.       Eligibility.

                  Awards under the Plan may be granted to such officers, directors and executive, managerial or professional employees of the Company or its Affiliates as the Committee shall from time to time in its sole discretion select; provided, that directors who are not employees of either the Company or an affiliate shall not be eligible to receive an Award under the Plan.

4.       Shares of Stock Subject to the Plan.

                  (a) Subject to Section 13 (relating to adjustments upon changes in capitalization), the aggregate number of shares of Stock upon which Awards may be based shall not exceed 800,000 shares. The number of shares delivered in full or partial payment of any Option Price (if permitted under Section 5.5(b)(iii)) shall be deducted from the number of shares delivered to the grantee pursuant to such Option for purposes of determining the number of shares acquired pursuant to the Plan. Without limiting the generality of the foregoing, shares of Stock covered by Options, which Options expire, terminate or are canceled for any reason (other than an Option or part thereof, which is canceled as a result of the exercise of a related Stock Appreciation Right) shall again become available for award under the Plan.

                  (b) Subject to Section 13 (relating to adjustments upon changes in capitalization), the total number of shares of Stock available for grants to any one participant of (a) Awards under the Plan shall not exceed 250,000.

                  (c) Shares of Stock that shall be subject to issuance pursuant to the Plan shall be authorized and unissued or treasury shares of Stock.

                  (d) Without limiting the generality of the foregoing, the Committee may, with the grantee's consent, cancel any Award under the Plan and issue a new Award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted Award shall satisfy all applicable Plan requirements as of the date such new Award is granted.
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5.       Stock Options.

         5.1      Grant of Stock Options.

                  The Committee may grant Options to purchase shares of Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan.

         5.2      Types of Options Under Plan.

                  (a) Options granted under the Plan may be either (i) Non-ISOs, or (ii) ISOs.

                  (b) All Options when granted are intended to be NonISOs, unless the applicable Award Agreement explicitly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or any portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion) shall be regarded as a Non-ISO appropriately granted under the Plan, provided that such Option (or portion) otherwise meets the Plan's requirements relating to Non-ISOs.

         5.3      Option Price.

                  Except as provided in Section 5.7 of the Plan, the Option Price shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted.

         5.4      Period of Exercise.

                  The Committee shall determine the dates after which Options may be exercised in whole or in part; provided, however, that an Option shall not be exercised prior to the effective date of the Plan nor later than the Option's Termination Date and, provided, further, that no Option shall be exercisable more than 10 years after the date of grant. The Committee may amend an Option to accelerate the date after which such Option may be exercised in whole or in part. An Option which has not been exercised on or prior to its Termination Date shall be cancelled.

         5.5      Notice of Exercise; Exercise Date.

                         (i) An Option shall be exercisable by the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 5.6.

                        (ii) For purposes of the Plan, the "Option Exercise Date" shall be deemed to be the business day on which the written notice of exercise is received by the Company.
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         5.6      Payment of Option Price.

                  (a) Tender Due Upon Notice of Exercise. Unless the applicable Award Agreement otherwise provides or the Committee in its sole discretion otherwise determines, (i) any written notice of exercise of an Option shall be accompanied by payment of the full purchase price for the shares being purchased and (ii) the grantee shall have no right to receive shares of Stock with respect to an Option exercise prior to the Option Exercise Date.

                  (b) Manner of Payment. Payment of the Option Price shall be made in any combination of the following:

                         (i) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee);

                         (ii) with the consent of the Committee in its sole discretion, by personal check (subject to collection);

                         (iii) if and to the extent provided in the applicable Award Agreement, by delivery of previously acquired shares of Stock owned by the grantee having a Fair Market Value (determined as of the Option Exercise Date) equal to the portion of the Option Price being paid thereby;

                         (iv) if authorized by the Committee, by delivery of a properly executed exercise notice together with irrevocable instructions to a securities broker (or, in the case of pledges, lender) approved by the Company to, (a) sell shares of Stock subject to the option and to deliver promptly to the Company a portion of the proceeds of such sale transaction on behalf of the exercising participant to pay the Option Price, or (b) pledge shares of Stock subject to the Option to a margin account maintained with such broker or lender, as security for a loan, and such broker or lender, pursuant to irrevocable instructions, delivers to the Company the loan proceeds, at the time of exercise to pay the Option Price; and

                         (v) by other means the Committee deems appropriate.

         5.7      Special ISO Requirements.

                  In order for a grantee to receive special tax treatment with respect to stock acquired under an Option intended to be an ISO, the grantee of such Option must be, at all times during the period beginning on the date of grant and ending on the day three months before the date of exercise of such Option, an employee of the Company or any of the Company's parent or subsidiary corporations (within the meaning of section 424 of the Code), or of a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies. If an
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Option granted under the Plan is intended to be an ISO and if the grantee, at the time of grant, owns stock possessing 10% or more of the total combined voting power of all classes of stock of the grantee's employer corporation or of its parent or subsidiary corporation, then (a) the Option Price per share shall in no event be less than 110% of the Fair Market Value of the Stock on the date of such grant and (b) such Option shall not be exercisable after the expiration of five years after the date such Option is granted.

6.       Stock Appreciation Rights

                  (a) Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted (a) independent of an Option or (b) in conjunction with an Option, or portion thereof. A Stock Appreciation Right granted pursuant to clause (b) of the preceding sentence may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option.

                  (b) Exercise Price. The exercise price per share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted or, in the case of a Stock Appreciation Right granted in conjunction with an Option, or portion thereof, the Option Price of the related Option.

                  (c) Period of Exercise. The Committee shall determine the dates after which Stock Appreciation Rights may be exercised in whole or in part; provided, however, that a Stock Appreciation Right shall not be exercised prior to the effective date of the Plan nor later than the Termination Date of the Stock Appreciation Right. The Committee may amend a Stock Appreciation Right to accelerate the date after which it may be exercised in whole or in part. A Stock Appreciation Right which has not be exercised on or prior to its Termination Date shall be cancelled. A Stock Appreciation Right granted in conjunction with an Option, or portion thereof, shall not be exercised unless such Option, or portion thereof, is otherwise exercisable, and such a Stock Appreciation Right shall be cancelled to the extent the Option to which it relates has been exercised, or has expired, been terminated or been cancelled for any reason.

                  (d) Exercise of Stock Appreciation Rights. A Stock Appreciation Right, or portion thereof, shall be exercised in accordance with such procedures as may be established by the Committee. Upon the exercise of a Stock Appreciation Right, the participant or his or her legal representative shall be entitled to receive from the Company with respect to each share of Stock to which such Stock Appreciation Right relates an amount equal to the excess of (a) the Fair Market Value of a share of Common Stock on the date of exercise over (b) the exercise price of the Stock Appreciation Right. Such amount shall be paid in cash
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and/or shares of Stock at the discretion of the Committee. The number of shares of Stock, if any, issued as a result of the exercise of a Stock Appreciation Right shall be based on the Fair Market Value of such share of Stock on the date of exercise. Upon the exercise of a Stock Appreciation Right, or portion thereof, granted in conjunction with an Option, or portion thereof, the Option, or portion thereof, to which such Stock Appreciation Right relates shall be deemed in the case of a cash payment to have been cancelled and in the case of a payment of shares of Stock to have been exercised.


7.       Other Share-Based Awards

                  Other Awards of Stock and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, shares of Stock may be granted under the Plan in the discretion of the Committee. Such Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more shares of Stock, or the equivalent cash value of such Stock, upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Such Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when such Awards will be made, the number of shares of Stock to be awarded under (or otherwise related to) such Awards, whether such Awards shall be settled in cash, Stock or a combination of cash and Stock, and all other terms and conditions of such Awards. Notwithstanding the foregoing, certain Awards granted under this
Section 7 of the Plan may be granted in a manner which is deductible by the Company under Section 162(m) of the Code. Such Awards (the "Performance-Based Awards") shall be based upon stock price, market share, sales, earnings per share, return on equity or costs.

8.       Definitions of Certain Terms.

                  (a) The term "1993 Plan" as used herein means the North American Watch Corporation 1993 Employee Stock Option Plan.

                  (b) The term "Act" as used herein means the Securities Exchange Act of 1934.

                  (c) The term "Affiliate" as used herein means any person or entity, which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

                  (d) The term "Award" as used herein means an Option, Stock Appreciation Right or other award granted under the Plan.
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                  (e) The term "Award Agreement" as used herein has the meaning ascribed to it in Section 21(a).

                  (f) The term "Board" as used herein means the Board of Directors of the Company.

                  (g) The term "Change in Control" as used herein has the meaning ascribed to it in Section 19(c).

                  (h) The term "Code" as used herein means the United States Internal Revenue Code of 1986, as amended.

                  (i) The term "Committee" as used herein means the committee appointed by the Board to administer the Plan.

                  (j) The term "Company" as used herein means the Movado Group, Inc.

                  (k) The term "Consent" as used herein has the meaning ascribed to it in Section 10(b).

                  (l) The term "Election Contest" as used herein has the meaning ascribed to it in Section 19(c).

                  (m) Except as otherwise determined by the Committee in its sole discretion, the "Fair Market Value" as of any date and in respect of any share of Stock shall be the mean between the high and low prices of a share of Stock as reported on NASDAQ -- National Market System if shares of Stock are then trading in such system, or if not, then the mean between the high and low prices of a share of Stock on the principal United States national securities exchange on which shares of Stock are principally trading. In no event shall the Fair Market Value of any share be less than its par value.

                  (n) The term "ISO" as used herein means an incentive stock option with the meaning of Section 422 of the Code.

                  (o) The term "Non-Control Acquisition" as used herein has the meaning ascribed to it in Section 19(c).

                  (p) The term "Non-Control Transaction" as used herein has the meaning ascribed to it in Section 19(c).

                  (q) The term "Non-ISO" as used herein means a stock option that is not an ISO.

                  (r) The term "Option" as used herein means a stock option granted under the Plan.

                  (s) The term "Option Exercise Date" as used herein has the meaning ascribed to it in Section 5.5.
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                  (t) The term "Option Price" as used herein means the purchase price of one share of Stock under an Option.

                  (u) The term "Plan" as used herein means the Movado Group, Inc. 1996 Stock Incentive Plan.

                  (v) The term "Plan Action" as used herein has the meaning ascribed to it in Section 10(a).

                  (w) The term "Stock" as used herein means common stock, par value $.01 per share, of the Company as constituted on the effective date of the Plan, and any other shares into which such common stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

                  (x) The term "Stock Appreciation Right" as used herein means a stock appreciation right granted under the Plan.

                  (y) The term "Termination Date" as used herein means, with respect to each Award, a date fixed by the Committee.

                  (z) The term "Voting Securities" as used herein has the meaning ascribed to it in Section 19(c).

9.       Amendment of the Plan; Modification of Options.

                  (a) Plan Amendments. The Board may, without shareholder approval, at any time and from time to time, suspend, discontinue or amend the Plan in any respect whatsoever, except that no such amendment shall impair any rights under any Award theretofore granted under the Plan without the consent of the grantee of such Award. Furthermore, except as and to the extent otherwise permitted by Section 13 or 19 hereof, no such amendment shall, without shareholder approval:

                         (i) materially increase, beyond the amounts set forth in Section 4, the number of shares of Stock in respect of which Awards may be issued under the Plan;

                         (ii) materially modify the designation in Section 3 of the class of persons eligible to receive Awards under the Plan;

                         (iii) provide for the grant of Awards having an Option Price less than 100% of the Fair Market Value of a share of Stock on the date of grant;

                         (iv) permit an Option to be exercisable more than 10 years after the date of grant; or

                         (v) extend the term of the Plan beyond the period set forth in Section 23.
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10.      Restrictions.

                  (a) Consent Requirements. If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award under the Plan, the acquisition, issuance or purchase of shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, if (i) the Company may make any payment under the Plan in cash, Stock or both and (ii) the Committee determines that Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, then the Committee shall be entitled to determine not to make any payment whatsoever until such Consent has been obtained. Certificates representing shares of Stock may bear such legends as the Committee shall deem advisable to reflect restrictions which may be imposed by laws, including without limitation, the Securities Act of 1933.

                  (b) Consent Defined. The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or other self-regulatory organization or under any federal, state or local law, rule or regulation, (ii) the expiration, elimination or satisfaction of any prohibitions, restrictions or limitations under any federal, state or local law, rule or regulation or the rules of any securities exchange or other self-regulatory organization, (iii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iv) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or any parties to any loan agreements or other contractual obligations of the Company or any Affiliate.

11.      Nontransferability.

                  No Award granted to any grantee shall be assignable or transferable by the grantee other than by will or by the laws of descent and distribution. During the lifetime of the grantee, all rights with respect to any Award granted to the grantee shall be exercisable only by the grantee. This
Section 11 (or any part thereof) may be altered by the Committee to the extent that it is no longer required under the rules promulgated under Section 16 of the Act or any other law, rule or regulation applicable to the Company.
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12.      Withholding Taxes.

                  (a) Whenever, under the Plan, shares of Stock are to be delivered pursuant to an Award, the Committee may require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever cash is to be paid under the Plan, the Company may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any shares of Stock under the Plan.

                  (b) Without limiting the generality of the foregoing, (i) a grantee may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted shares of Stock owned by the grantee having a Fair Market Value (determined as of the date of such delivery by the grantee) equal to all or part of the amount to be so withheld, and (ii) the Committee may permit any such delivery to be made by withholding shares of Stock from the shares otherwise issuable pursuant to the Award giving rise to the tax withholding obligation (in which event the date of delivery, for an Option, shall be deemed the date such Option was exercised).

13.      Adjustments Upon Changes in Capitalization.

                  If (and to the extent) specified by the Committee, the number of shares of Stock that may be issued pursuant to Awards under the Plan, the number of shares of Stock subject to Awards, the exercise price of Options theretofore granted under the Plan and the amount payable by a grantee in respect of an Option shall be appropriately adjusted (as the Committee may determine) for any change in the number of issued shares of Stock resulting from the subdivision or combination of shares of Stock or other capital adjustments, or the payment of a stock dividend after the effective date of the Plan, or other change in such shares of Stock effected without receipt of consideration by the Company; provided that any Awards covering fractional shares of Stock resulting from any such adjustment shall be eliminated and provided further that each ISO granted under the Plan shall not be adjusted in a manner that causes such Option to fail to continue to qualify as an ISO within the meaning of section 422 of the Code. Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

14.      Right of Discharge Reserved.

                  Nothing in the Plan or in any Award Agreement shall confer upon any person the right to continue in the employment of the Company or an Affiliate or affect any right which the Company
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or an Affiliate may have to terminate the employment of such person.


15.      No Rights as a Shareholder.

                  No grantee or other person shall have any of the rights of a shareholder of the Company with respect to shares of Stock subject to an Option until the issuance of a stock certificate to such-grantee for such shares of Stock. Except as otherwise provided in Section 13, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

16.      Nature of Payments.

                  (a) All Awards granted hereunder shall be granted, issued, delivered or paid, as the case may be, in consideration of services performed for the Company or for its Affiliates by the grantee.

                  (b) No Award shall be considered special incentive payments to the grantee or, unless otherwise determined by the Committee, be taken into account in computing the grantee's salary or compensation for the purposes of determining any benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate or (ii) any agreement between the Company or any Affiliate and the grantee.

                  (c) By accepting an Award under the Plan, the grantee thereby waives any claim to continued exercise of an Option or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided herein or in the applicable Award Agreement, notwithstanding any contrary provision in any written employment contract with the grantee, whether any such contract is executed before or after the grant date of the Award.

17.      Non-Uniform Determinations.

                  The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards under the Plan, and (b) the terms and provisions of Awards under the Plan.

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18.      Other Payments or Options.

                  Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company, any Affiliate or the Committee from making any option, award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

19.      Reorganization.

                  (a) In the event that the Company is merged or consolidated with another corporation and, whether or not the Company shall be the surviving corporation, there shall be any change in the shares of Stock by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company are acquired by another person, or in the event of a Change of Control (as defined in Section 19(c) below) after the date of the adoption of this Plan or in the event of a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event") or in the event that the Board shall propose that the Company enter into a Reorganization Event, then the Committee may in its discretion, by written notice to a grantee, provide that such grantee's Options will be terminated unless exercised within 30 days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice; provided that if the Committee takes such action, the Committee also shall accelerate the dates upon which all outstanding Options of such grantee shall be exercisable. The Committee also may in its discretion by written notice to a grantee provide that all or some of the restrictions on any of his Awards may lapse in the event of a Reorganization Event upon such terms and conditions as the Committee may determine.

                  (b) Whenever deemed appropriate by the Committee, the actions referred to in Section 19(a) may be made conditional upon the consummation of the applicable Reorganization Event.

                  (c) The term Change of Control means the occurrence during the term of the Plan of:

                  (i) The commencement (within the meaning of Rule 14d-2 under the Act) of a tender offer for more than 20% of the Company's outstanding shares of capital stock having ordinary voting power in the election of directors (the "Voting Securities").

                  (ii) An acquisition (other than directly from the Company) of any voting securities of the Company by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Act) immediately after which such Person has "Beneficial Ownership" (within, the meaning of Rule 13d-3 promulgated under the Act) of twenty percent (20%) or more of the combined voting power of the Company's

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         then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof or a trustee thereof acting solely in its capacity as trustee) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or
         (iii) any Person who files in connection with such acquisition a
         Schedule 13D which expressly disclaims any intention to seek control of the Company and does not expressly reserve the right to seek such control; provided, however, that any amendment to such statement of intent which either indicates an intention or reserves the right to seek control shall be deemed an "acquisition" of the securities of the Company reported in such filing as beneficially owned by such Person for purposes of this paragraph (b).

                  (iii) The individuals who, as of June 14, 1996, are members of the Board (the "Incumbent Board"), ceasing for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (iv)  Approval by stockholders of the Company of:

                           (A) merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction"; i.e., meets each of the requirements described in (A), (B), and (C) below:

                           a) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such

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                  merger, consolidation or reorganization, at least seventy
                  percent (70%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                           b) the individuals who were members of the Incumbent
                  Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation immediately following the consummation of such merger, consolidation or reorganization; and

                           c) no Person other than the Company, any Subsidiary,
                  any employee benefit plan (or any trust forming a part thereof or a trustee thereof acting solely in its capacity as trustee) maintained by the Company, the Surviving Corporation, or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (20%) or more of the then outstanding Voting Securities has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities immediately following the consummation of such merger, consolidation or reorganization.

                           (B) A complete liquidation or dissolution of the Company; or

                           (C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to an affiliate).

20.      Governing Law.

                  The Plan shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

21.      Award Agreements.

                  (a) Awards granted under the Plan shall be evidenced by written agreements, which shall (i) contain such provisions not inconsistent with the terms of the Plan as the Committee may in its sole discretion deem necessary or desirable and (ii) be referred to herein as "Award Agreements."

                  (b) With respect to Options, each Award Agreement shall set forth the number of shares of Stock subject to the Option granted thereby and the Option Price. The Option Price per share shall not be less than the Fair Market Value of a share of Stock on the date the Option is granted.

22.      Section Headings.

                  The section headings contained herein are for convenience only and are not intended to define or limit the contents of said sections.

23.      Effective Date.

                  (a) The Plan, as amended and restated herein, shall be deemed adopted and become effective upon the approval thereof by the Board or such other date as the Board shall determine; provided that, notwithstanding any other provision of the Plan, no Option granted under the amended and restated Plan shall be exercisable unless the Plan, is approved, directly or indirectly, by the express consent of shareholders holding at least a majority of the Company's voting stock voting in person or by proxy at a duly held shareholders' meeting within 12 months before or after the date the Plan is adopted.

                  (b) No further Awards shall be granted under the Plan on or after the tenth anniversary of the earlier of the date on which it is (1) adopted or (2) approved by shareholders. All Awards granted under the Plan prior to such tenth anniversary date shall remain in effect until such Options have been exercised or have terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreement.